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                                                                  EXHIBIT 10.1.1

                               FIRST AMENDMENT TO
                      DEVELOPMENT AND LICENSING AGREEMENT


THIS AGREEMENT ("Amendment") to the Development and Licensing Agreement dated April 1, 1995 ("Agreement") among IT NETWORK, INC., a wholly-owned subsidiary of Source Media, Inc., and a Texas Corporation located at Suite 1000, 8140 Walnut Hill Lane, Dallas, Texas 75231 ("ITN") and CABLESHARE, INC., an Ontario corporation, with its office at 150 Dufferin Avenue, Suite 906, London, Ontario N684N6 ("Cableshare Cda"), CABLESHARE INTERNATIONAL, INC., a Barbadian corporation with its office in Bridgetown, Barbados ("Cableshare Barbados"), CABLESHARE (U.S.) LIMITED, an Illinois corporation with its office in Chicago, Illinois ("Cableshare U.S.") and CABLESHARE B.V., a Netherlands corporation with its office in Amsterdam ("Cableshare B.V."), (collectively "Cableshare") is entered into this 31st day of October, 1996.

WHEREAS, by its terms, the Agreement will expire on December 31, 1996; and

WHEREAS, ITN and Cableshare wish to modify certain terms and conditions of the Agreement and to extend the Agreement beyond December 31, 1996.

NOW THEREFORE, in consideration of the mutual promises and conditions set forth in this Agreement ITN and Cableshare hereby agree as follows:

1. Article 1.1(f) of the Agreement is amended in its entirety as follows:

   "Effective Date means October 31, 1996."

2. ITN and Cableshare mutually agree that the execution of this Amendment is a "written notice of renewal" under Article 2.1 of the Agreement. Furthermore,
   Article 2.1 of the Agreement is amended in its entirety as follows:

   "This Agreement shall commence on the Effective Date and shall continue until March 31, 1997. This term may be renewed for successive terms at the option of ITN and Cableshare by the delivery of written notice of renewal signed by ITN to Cableshare followed by the return by Cableshare to ITN of such notice of renewal signed by Cableshare prior to the date upon which this agreement would otherwise expire. Each such renewal shall be on the same terms and conditions contained in this Agreement, except as otherwise mutually agreed by the Parties."

3. Article 7.3 of the Agreement is amended in its entirety as follows:

   "ITN and Cableshare acknowledge that although the Projects have not been completed, ITN has paid and Cableshare has received all amounts for Project Funding due under Article 7.3 of the Agreement. For continuing work on the Projects and for additional work requested by ITN and accepted by Cableshare and identified by the Parties as a "Project", ITN will pay Cableshare a total of US$300,000 each month by payment of


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    U.S. $150,000 on the 15th and on the last business day of each month which payments will begin on October 31, 1996 and end on March 31, 1997.

4.  Article 7.1 is amended by adding the following:

    "Projects' identified in writing by ITN and Cableshare under Article 7.3 of the Amendment shall be considered "Projects" under the Agreement".

5. All terms and conditions of the Agreement not modified by this Amendment remain in effect as set forth in the Agreement. Only the provisions modified by this Amendment are modified in the Agreement.

6. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

    IN WITNESS WHEREOF, the Parties have duly executed this Amendment as of the day and year first above written.

    IT NETWORK, INC.

    Per: /s/ ILLEGIBLE
         -------------------------
    Title: Chief Financial Officer
           -----------------------

    SOURCE MEDIA, INC.

    Per: /s/ ILLEGIBLE
         -------------------------
    Title: ILLEGIBLE
           -----------------------

    CABLESHARE, INC.

    Per: /s/ ILLEGIBLE
         -------------------------
    Title: President & CEO
          ------------------------


    CABLESHARE
    INTERNATIONAL INC.                              CABLESHARE (U.S.) LIMITED

    Per:                                            Per: /s/ ILLEGIBLE
         -------------------------                       ----------------------
    Title:                                          Title:   President
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